RIVERNORTH OPPORTUNITIES FUND, INC. ANNOUNCES APPROVAL OF INVESTMENT ADVISORY AGREEMENT WITH RIVERNORTH CAPITAL MANAGEMENT

DENVER – March 17, 2022 – RiverNorth Opportunities Fund, Inc. (NYSE: RIV) (the “Fund”) is pleased to announce the Fund’s Board of Directors have approved a new investment advisory agreement with RiverNorth Capital Management, LLC (“RiverNorth”), subject to shareholder approval. The Fund’s current investment adviser, ALPS Advisors and RiverNorth, the Fund’s current subadviser made the recommendation to the Board of Directors at a meeting held on March 17, 2022.

“The partnership between SS&C ALPS and RiverNorth has grown closer over time, and we look forward to working with the team at RiverNorth to support their continued growth,” said Laton Spahr*, President of ALPS Advisors.

The new investment advisory agreement will not affect the Fund’s name, investment objective, investment strategy, portfolio management or ticker symbol. Since the Fund’s inception, RiverNorth has been responsible for making day-to-day investment decisions, with the anticipated transition to adviser, no changes are expected.

Shareholders of the Fund will receive a related proxy statement describing the proposal and will be asked to consider the approval of the new investment advisory agreement at a special shareholder meeting that will take place in the second quarter of this year. If approved by shareholders, the Fund anticipates the transition between ALPS Advisors and RiverNorth will occur in the third quarter of 2022.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy.

Information regarding the proposal will be contained in the proxy materials to be filed with the Securities and Exchange Commission (“SEC”). Shareholders should read the proxy statement when it is available because it contains important information. The proxy statement will be mailed to shareholders of record, and shareholders will also be able to access the proxy statement, and any other relevant documents, on the SEC’s website at www.sec.gov once filed. The proxy statement also will be available at www.proxyvote.com and a paper copy can be obtained at no charge by calling 855.830.1222.

Investors should consider the investment objective, risks, fees and expenses of the Fund carefully before investing. To obtain a copy of the annual or semi-annual report, each of which contains this and other information about the Fund, visit www.rivernorthcef.com or call 855.830.1222. Please read them carefully before investing.

The investment objective of the Fund is total return consisting of capital appreciation and current income. The Fund had approximately $286 million of net assets and 17.5 million shares of common stock outstanding as of December 31, 2021.

The Fund is a closed-end fund and trades in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market's value.

* Laton Spahr is a Registered Representative of ALPS Distributors, Inc.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member firm.

NOT FDIC INSURED | May Lose Value | No Bank Guarantee

About SS&C Technologies

SS&C is a global provider of services and software for the financial services and healthcare industries. Founded in 1986, SS&C is headquartered in Windsor, Connecticut, and has offices around the world. Some 18,000 financial services and healthcare organizations, from the world's largest companies to small and mid-market firms, rely on SS&C for expertise, scale, and technology. Additional information about SS&C (Nasdaq: SSNC) is available at www.ssctech.com.

About SS&C ALPS Advisors

ALPS Advisors, Inc., a wholly-owned subsidiary of SS&C Technologies, Inc., is a leading provider of investment products for advisors and institutions. With over $17 billion in assets under management as of December 31, 2021, the firm provides access to asset classes and boutique asset managers in real assets, alternatives, thematic/factor and fixed income through both ETF and open-end mutual fund structures. For more information, visit www.alpsfunds.com.

About RiverNorth Capital Management, LLC

RiverNorth Capital Management, LLC is an investment management firm founded in 2000. With $5.8 billion1 in assets under management as of December 31, 2021, RiverNorth specializes in opportunistic investment strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is an institutional investment manager to registered funds, private funds and separately managed accounts.

1 Firm AUM reflects Managed Assets which includes the effects of leverage and investments in affiliated funds.

Media Contact:

Christopher Murphy*

Head of Advisor Marketing

SS&C ALPS Advisors

720.277.7861

Christopher.murphy@sscinc.com

* Registered Representative of ALPS Distributors, Inc.

RVC000364 3/17/2023

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